 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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American Bio Medica Corporation

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122 Smith Road
Kinderhook, New York 12106

May 4 2021

Dear Shareholder:

You are cordially invited to attend the 2021 Annual Meeting of Shareholders of American Bio Medica Corporation (the “Company”) on Thursday, June 24, 2021, at 10:00 a.m. at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106 (the “2021 Annual Meeting”).

At the 2021 Annual Meeting, you are being asked to (1) Elect two (2) Class III directors (Peter Jerome and Melissa A. Waterhouse) for three (3) year terms commencing upon their election and until their successor is elected and duly qualified, (2) ratify the selection of UHY, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 and (3) to approve an amendment of Article Four of the Company’s Certificate of Incorporation to increase the number of common shares which the Company shall have the authority to issue from 50,000,000 to 75,000,000 common shares.

In addition to the formal items of business to be conducted at the Annual Meeting, management will report on the operations and activities of the Company and you will have an opportunity to ask questions. Directors and officers of the Company will be present to respond to any questions you may have.

This booklet includes the Notice of Annual Meeting, Notice of Internet Availability of Proxy Materials and Proxy Statement. The Proxy Statement describes the business we will conduct at the Annual Meeting and provides information about the Company that you should consider when you vote your shares.

It is important that your stock be represented at the meeting. Whether or not you plan to attend the meeting in person, we hope that you will vote on matters to be considered. You may vote your proxy via the Internet or by telephone. If you received a printed copy of your proxy materials, you may also vote by mail by signing, dating and returning your proxy card in the envelope provided.

On behalf of the Board of Directors and the employees of American Bio Medica Corporation, I thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

Melissa A. Waterhouse
Chief Executive Officer
Principal Financial Officer

122 Smith Road
Kinderhook, New York 12106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS & NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Date:	June 24, 2021
Time:	10:00 a.m., Eastern Standard Time
Place:	Company’s Corporate Offices
122 Smith Road
Kinderhook, New York 12106
At our 2021 Annual Meeting, we will ask you to:

1. Elect Two (2) “Class III” directors, each for a three (3) year term commencing upon their election and until their successor shall be elected and duly qualified (the terms of office of the other directors do not expire until 2022 or 2023). The following directors are being nominated:

Peter Jerome Melissa A. Waterhouse

2. Ratify the selection by the Company’s Audit Committee of UHY, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

3. To approve an amendment of Article Four of the Company’s Certificate of Incorporation to increase the number of common shares which the Company shall have the authority to issue from 50,000,000 to 75,000,000 common shares; and

4. Transact any other business as may properly come before the Annual Meeting.

You may vote at the Annual Meeting if you were a shareholder of American Bio Medica Corporation at the close of business on April 27, 2021 (the “Record Date”).

By Order of the Board of Directors

Kinderhook, New York	Melissa A. Waterhouse
May 4, 2021	Chief Executive Officer
Principal Financial Officer

You are cordially invited to attend the Annual Meeting. Our Board strongly encourages you to exercise your right to vote. Your vote is important. Voting early helps ensure that we receive a quorum of shares necessary to hold the annual meeting. Please sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope, or follow the instructions on the proxy card for internet and telephone voting. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 24, 2021

Our financial and other information is contained in our Annual Report on Form 10-K for the year ended December 31, 2020. Pursuant to rules promulgated by the United States Securities and Exchange Commission, we have elected to provide access by notifying you of the availability of our proxy materials on the Internet. This proxy statement and our Form 10-K for the year ended December 31, 2020, are available at our web site at https://abmc.com/investor/proxy2021/.

122 Smith Road
Kinderhook, New York 12106
PROXY STATEMENT

General

American Bio Medica Corporation is a New York corporation (the “Company”). The term “Annual Meeting”, as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card to vote, or you may cast your vote via telephone or the Internet. This process is described below in the section titled “Voting”.

We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about May 14, 2021 to all shareholders entitled to vote. In this mailing, we are also including our Annual Report on Form 10-K for the year ended December 31, 2020; however, the Annual Report is not part of the proxy solicitation material.

Shareholders entitled to vote; Record Date

If you owned common stock of the Company at the close of business on April 27, 2021, (the “Record Date”), you are entitled to vote at the Annual Meeting, or any adjournments thereof. On the Record Date, the Company had one class of voting shares outstanding – common shares, $.01 par value per share (“common shares”) and there were 40,003,476 shares of common stock outstanding and no shares of preferred stock outstanding.

Procedure for Submitting Shareholder Proposals

In order to be included in the Company’s proxy statement for the 2022 Annual Meeting, shareholder nominations for directors and/or shareholder proposals for the next Annual Meeting of Shareholders must be received (in writing) by the Company’s Corporate Secretary at its Corporate Offices located at 122 Smith Road, Kinderhook, New York 12106, on or before December 29, 2021 and must otherwise comply with the requirements of Rule 14a-8 adopted pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). However, if the date of the 2022 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2022 annual meeting of stockholders.

With respect to shareholder proposals and director nominations submitted for the 2022 Annual Meeting of Shareholders that are outside the process of Rule 14a-8, these proposals must be received by the Company at its Corporate Offices no earlier than January 28, 2022 and no later than March 4, 2022.

Shareholder proposals received outside of these time frames will be considered untimely for consideration at the 2022 Annual Meeting.

The Company has not received any shareholder proposals or shareholder nominations for directors for this Annual Meeting.

Voting

You are entitled to one vote at the Annual Meeting for each common share of the Company that you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of the Company.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name”, you should check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card.

You are invited to attend the meeting; however, to ensure your representation at the meeting, you are urged to vote via the Internet or telephone, or mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she has voted via the Internet or telephone, or returned a proxy card. By voting in person, you automatically revoke any prior proxy given by Internet, telephone or proxy card.

For the election of directors, the nominees who receive the most votes will be elected to the two (2) available seats on the Board (i.e. by a plurality of votes cast). If you return a signed proxy form indicating your abstention or attend the Annual Meeting but choose to abstain from voting on any proposal (revoking your proxy), you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal.

Holders of common shares are not entitled to cumulative voting rights.

Effect of Broker Non-Votes

Certain shareholder nominees (such as brokers, banks and other nominees) have the discretion to vote on routine matters, such as the ratification of the selection of our independent registered public accounting firm, unless you instruct otherwise; but they do not have authority to vote on non-routine matters, such as the election of directors.

A “broker non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have authority to vote on that proposal and has not received voting instructions from you. “Broker non-votes” are not counted as votes for or against the proposal in question or as abstentions, and are not counted to determine the number of votes present for the particular proposal.

If your broker holds shares in your name and delivers this proxy statement to you, the broker is entitled to vote your shares on Proposal 2; Ratification of Independent Registered Public Accounting Firm, even if the broker does not receive voting instructions from you. Without your instructions, the broker is not entitled to vote your shares on Proposal 1: Election of Directors or Proposal 3; To approve an amendment of Article Four of the Company’s Certificate of Incorporation to increase the number of common shares which the Company shall have the authority to issue from 50,000,000 to 75,000,000 common shares. We encourage you to provide instructions to your broker, bank or other nominee. This ensures your shares will be voted at the meeting.

A broker non-vote would have no effect on the outcome of Proposal 1 because only a plurality of votes cast is required to elect directors.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. Abstentions and broker non-votes will be considered present for purposes of determining the presence of a quorum.

Revocability of Proxy/Dissenter’s Right of Appraisal

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case dated no later than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting or abstaining in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corporate Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

The Board is not proposing any action for which the laws of the State of New York, our Certificate of Incorporation and/or our Bylaws, as amended from time to time, provide a right of a shareholder to obtain appraisal of or payment for such shareholder’s shares.

Solicitation of Proxies

The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company may solicit proxies by mail, telephone, and other electronic forms of communication or in person without additional compensation.

The Company will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective banks, brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them. Broadridge Financial Solutions, Inc. has been retained to assist in soliciting proxies at a fee of approximately $5,000 including distribution costs and other costs and expenses.

Householding of Proxy Materials

Some banks, brokers, and other intermediaries may participate in the practice of “householding” proxy statements, annual reports and related notices. This rule allows us to send a single copy of this proxy statement to any household at which two (2) or more of our shareholders reside, if we believe that the shareholders are members of the same family. This rule benefits both the Company and its shareholders as it reduces the volume of duplicate information received at a shareholder’s house and helps reduce our expenses. Each shareholder, however, will continue to receive individual proxy cards or voting instructions forms. Shareholders that have previously received a single set of disclosure documents may request their own copy by contacting their bank, broker or other intermediary. We will also deliver a separate copy of this proxy statement to any shareholder upon written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

DISCUSSION OF PROPOSALS RECOMMENDED BY BOARD

Proposal No. 1

Election of Directors

General

The current bylaws of the Company allow for a classified or staggered board. The Company’s Board of Directors is divided into three classes serving staggered terms. During the year ended December 31, 2020, the Company’s Board of Directors was fixed at four (4) members.

The directors with their terms expiring at this Annual Meeting are Peter Jerome and Melissa Waterhouse, Class III directors. As of the date of this report, the other member of the Board of Directors is Jean Neff, a Class II director with her term expiring in June 2023. Chaim Davis, our Chairman of the Board; a Class I director, resigned from his position on the Company’s Board of Directors on February 5, 2021. The Company’s Board of Directors is still considering nominees for replacing Chaim Davis. The position of Chairman of the Board remains vacant as of the date of this report.

The Board of Directors, upon the recommendation of the Nominating Committee has nominated Peter Jerome and Melissa Waterhouse to serve as directors until the 2024 Annual Meeting of Shareholders and until their successor has been duly elected and qualified. It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for Peter Jerome and Melissa Waterhouse. If either nominee should become unavailable to serve, the proxy may be voted for the election of a substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that Peter Jerome and Melissa Waterhouse will be unable to serve if elected.

Name	Age	Term Expires	Position(s) held	Director Since
Peter Jerome	52	2021	Director	2018
Melissa A. Waterhouse	51	2021	Chief Executive Officer, Principal Financial Officer and Director	2014

The principal occupation and business experience of each nominee during at least the last five (5) years is set forth below.

Peter Jerome was appointed to our Board of Directors in January 2018. Since February 2016, Mr. Jerome has been the Senior Director, Finance of Taconic Biosciences, Inc., a company that develops and produces animal research models for pharmaceutical and biotechnology companies worldwide. Prior to his position with Taconic Biosciences, Inc., Mr. Jerome served as the Chief Financial Officer for CMP Pharma, Inc., a niche pharmaceutical company and Chief Financial Officer for Tyratech, Inc., a life science company. Mr. Jerome received his B.S in accounting and computer information systems from Manhattan College and has been a certified public accountant since 1994.

Melissa A. Waterhouse joined the Company in 1997. Since that time she has held various management positions in Investor Relations, Marketing, Public Relations and Corporate Compliance. She served as our Corporate Secretary from September 2003 until her interim appointment as Chief Executive Officer and Chief Financial Officer in October 2013. In June 2014, Ms. Waterhouse was appointed as Chief Executive Officer, Principal Financial Officer and was appointed to the Board of Directors.

The Board of Directors unanimously recommends a vote “FOR” each nominee for election as director.

INFORMATION ABOUT THE BOARD OF DIRECTORS

Directors that are not nominees

The Company’s Board of Directors currently consists of three (3) members. Two (2) members are being nominated for election at this Annual Meeting, and the principal occupation and business experience during at least the last five (5) years of each nominee is presented above. The other member is:

Name	Age	Term Expires	Position(s) held	Director Since
Jean Neff	79	2023	Director and Corporate Secretary	2008

The principal occupation and business experience during at least the last (five) 5 years of Jean Neff and Chaim Davis (our former Chairman of the Board) is set forth below.

Jean Neff was appointed to our Board of Directors in February 2008 and, until her retirement in early 2014, she was the Sr. Vice President Mid-Atlantic Region of Solstas Lab Partners. She served as the Sr. Vice President of New Business Development of the Occupational Testing Services division of Laboratory Corporation of America, from 1991 until 2007. She received her B.S. in Biology from Mercer University. Ms. Neff provides decades of experience in administration, sales and management making her well qualified as a member of the Board.

Former Director:

Chaim Davis was appointed to our Board of Director in June 2017 and was appointed as Chairman of the Board of Directors in March 2018 until his resignation in February 2021. Since July 2005, Mr. Davis has been the Managing Member of Revach Group, LLC, the general partner of Revach Fund L.P. (“Revach”), a sector-specific life science fund focusing on micro to mid-cap companies, which he founded in 2005. He has also served as a consultant to other hedge funds including Gem Partners, KOM Capital Management and Maot Group. From 2010 to 2014, he served as a director and a member of the audit and compensation committees of AtheroNova Inc. (OTCBQ: AHRO). Since April 2013, Mr. Davis has also served on the Board of Directors of Entera Bio, a clinical stage biopharmaceutical company. Mr. Davis received his B.A. from Columbia University.

Information Related to Non-Employee Director Stock Options Outstanding as of December 31, 2020

Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price($)	Option Expiration Date
Jean Neff	20,000	0	$0.12	06/19/24
	20,000	0	$0.12	06/19/25
	20,000	0	$0.15	06/24/26
	20,000	0	$0.13	06/15/27
	20,000	0	$0.10	06/21/28
	20,000	0	$0.07	06/20/29
Chaim Davis	50,000(2)	0	$0.18	04/23/23
	20,000	0	$0.10	06/21/28
	20,000	0	$0.07	06/20/29
Peter Jerome	20,000	0	$0.10	06/21/28
	20,000	0	$0.07	06/20/29

1) Includes options exercisable within 60 days of April 27, 2021, or as of June 26, 2021.

2) The option grant issued to Mr. Davis was granted on April 26, 2013 (prior to his appointment to the Board of Directors) in connection with consulting services provided to the Company. The option vested over 2 years in equal installments and was fully vested as of April 26, 2015.

3) Chaim Davis resigned from the Board of Director on February 5, 2021; however, information is being provided regarding his stock options considering he was a member of the Company’s Board of Directors throughout December 31, 2020.

COMPENSATION OF DIRECTORS

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Jean Neff	$0	$0	$10,250(2)	$0	$10,250
Chaim Davis(3)	$0	$0	$10,250(2)	$0	$10,250
Peter Jerome	$0	$0	$10,250(2)	$0	$10,250

1)      There were no Non-Equity Incentive Plan Compensation, or Non-Qualified Deferred Compensation Earnings issued or earned by members of the Board of Directors in the year ended December 31, 2020. These columns have been omitted.

2)      Payment in restricted stock in lieu of cash for four meetings held in the year ended December 31, 2020. One meeting fee paid at the telephonic rate of $1,250 (at the increased rate of 1.3x, or $1,625) and three meetings paid at the in person rate (although the meetings were telephonic) of $2,500 (at the increased rate of 1.3x the telephonic rate, or $2,875). The fair value of the restricted shares was computed in accordance with FASB ASC Topic 718 as full value awards using the volume weighted average price (VWAP) for the ten days preceding the meeting date to determine the value of the shares issued.

3)      Chaim Davis resigned from the Board of Director on February 5, 2021; however, information is being provided regarding his compensation considering he was a member of the Company’s Board of Directors throughout December 31, 2020.

NOTE: Melissa A. Waterhouse does not receive any compensation for her services as a member of the Board of Directors, or her attendance at meetings of the Board of Directors.

Narrative to Director Compensation Table

Directors who are not employees (“Non-Employee Directors”) receive a cash fee of $2,500 per meeting for attending meetings of the Board of Directors in person and are reimbursed for out-of-pocket expenses submitted in connection with attending such meetings. Members who attended in person meetings of the Board of Directors telephonically normally receive 50% of this compensation, or $1,250. Due to the Covid-19 pandemic, in the year ended December 31, 2020, all four meetings of the Board of Directors were held telephonically, with the last three meetings required to be held telephonically; given this, all members received the “in person” fee of $2,500 for attending the last three meetings even though they did not attend in person. Non-Employee board members are not paid for their attendance at Committee meetings of the Board of Directors; however, Non-Employee Directors are reimbursed for any out of pocket expenses they may incur in attending meetings of the Board of Directors or meetings of the Committees of the Board of Directors.

We offer a compensation structure that consists of payment in cash only, restricted stock or a combination of both, solely at the option of the Non-Employee director. If a director opts to receive restricted shares in lieu of cash, the fee is increased to 1.3x the normal fee considering the restricted nature of the shares issued. In October 2019, all members of the Board of Directors agreed to only be paid restricted shares in lieu of cash through October 2020. In the year ended December 31, 2020, all independent members received shares of restricted stock in lieu of cash for their board meeting attendance fees.

All four meetings in the year ended December 31, 2020 were held telephonically. The board also informally met telephonically several times throughout the year ended December 31, 2020. No member of the Board of Directors has a compensation arrangement that differs from those of other members of the Board of Directors.

Proposal No. 2

Ratification of Independent Registered Public Accounting Firm

On January 6, 2016, the Company engaged UHY, LLP (“UHY”) as its independent registered public accounting firm to perform audit services in connection with the Company’s year ended December 31, 2015, and UHY has continued as the Company’s independent registered public accounting firm since that engagement. On December 31, 2020, the Company re-engaged UHY, LLP (“UHY”) as its independent registered public accounting firm to perform audit services for the year ended December 31, 2020 and to conduct reviews of unaudited quarterly financial information through the quarter ending September 30, 2021. We expect to engage UHY for the audit of our financial statements for the year ending December 31, 2021. The decision to engage UHY was approved by the Audit Committee of the Board of Directors. Prior to UHY’s engagement, the Company did not consult with UHY and receive either written or oral advice from UHY that was an important factor considered by the Company in reaching a decision as to the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements. In addition, the Company had not consulted with UHY concerning any matter that was the subject of a disagreement or a reportable event, each as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K.

 The Company is asking its shareholders to ratify the selection of UHY, LLP as its independent registered public accounting firm. Although ratification is not required by the Company’s By-laws or otherwise, the Company’s Board of Directors is submitting the Audit Committee’s selection of UHY to our shareholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different principal registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. If the appointment of UHY is not ratified, the Audit Committee will evaluate the basis for the shareholders’ vote when determining whether to continue the firm’s engagement.

Representatives of UHY may attend the 2021 Annual Meeting and have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

Audit Fees

Year Ended December 31, 2020

The aggregate audit fees billed for UHY professional services rendered for the annual audit of the Company’s financial statements for the year ended December 31, 2020 were $42,000 as of the date of this report; however given the base audit fee in our engagement letter with UHY is $71,000 for a stipulated numbers of hours, with incremental billing for hours incurred in excess of that threshold, we do expect additional amounts to be invoiced by UHY related to the audit for the year ended December 31, 2020. The aggregate fees billed for review of interim financial information included in each of the Company’s Form 10-Q’s for the year ended December 31, 2020 were $34.000.

Year Ended December 31, 2019

The aggregate audit fees billed for UHY professional services rendered for the annual audit of the Company’s financial statements for the year ended December 31, 2019 were $91,000. The aggregate fees billed for review of interim financial information included in each of the Company’s Form 10-Q’s for the year ended December 31, 2019 were $35,000.

Audit Related Fees

There were no audit related fees billed by UHY to the Company in the year ended December 31, 2020 or December 31, 2019.

Tax Fees

We are utilizing RBSM, LLP for tax engagement for the year ended December 31, 2020 at a cost of $5,000.

We utilized RBSM, LLP for tax engagement for the year ended December 31, 2019 at a cost of $5,000.

All Other Fees

There were no other fees billed by UHY to the Company for the years ended December 31, 2020 or December 31, 2019.

There were no other fees billed by UHY for services rendered to the Company other than the services described herein and the Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants.

Pursuant to SEC Rule 210.2-01I(7)(i), the Company’s Audit Committee approved the engagement of UHY prior to UHY rendering audit or non-audit services. 100% of the services performed by UHY were also approved.

The Board of Directors unanimously recommends a vote “FOR” the ratification of our independent registered public accounting firm for the year ending December 31, 2021.

Proposal No. 3

APPROVE AN AMENDMENT OF ARTICLE FOUR OF THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES WHICH THE COMPANY SHALL HAVE THE AUTHORITY TO ISSUE FROM 50,000,000 TO 75,000,000 COMMON SHARES

Background

Our Board of Directors has approved, subject to shareholder approval, an amendment to Article Four of our Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01, from 50,000,000 to 75,000,000 and to make a corresponding change to the number of authorized shares of capital stock. We currently have a total of 55,000,000 shares of capital stock authorized under our Certificate of Incorporation, as amended, consisting of 50,000,000 shares of common stock, par value $0.01 and 5,000,000 shares of preferred stock. Our Board is asking our shareholders to approve an amendment that will increase the number of authorized shares of common stock from 50,000,000 to 75,000,000 and increase the number of authorized shares of all classes of stock from 55,000,000 to 80,000,000. The number of shares of authorized preferred stock would remain unchanged and the Amendment would not make any changes to the terms of the shares of common stock.

The full text of Article Four PRIOR to this proposed amendment is:

“The aggregate number of shares which the Corporation shall have the authority to issue is 55,000,000 shares, par value $.01 per share of which 50,000,000 are common shares, $.01 par value per share and 5,000,000 are preferred shares into one or more series and issue such preferred shares from time to time with such preference, privileges, limitation and relative rights as it may determine.”

The full text of amended Article Four AFTER this proposed amendment would be:

“The aggregate number of shares which the Corporation shall have the authority to issue is 80,000,000 shares, par value $.01 per share of which 75,000,000 are common shares, $.01 par value per share and 5,000,000 are preferred shares into one or more series and issue such preferred shares from time to time with such preference, privileges, limitation and relative rights as it may determine.”

If the Amendment is approved by the shareholders, our Board of Directors intends to prepare and file a Certificate of Amendment to the Company's Certificate of Incorporation in accordance with the Amendment, which will become effective (the "Effective Time") immediately upon acceptance of filing by the Secretary of State of New York.

Purpose of the Proposal

Our Board of Directors has determined that it would be in the Company’s best interests and in the best interests of our shareholders to increase the number of authorized shares of common stock in order to provide the Company with the flexibility to pursue all finance and corporate opportunities involving our common stock, which may include private or public offerings of our equity securities, without the need to obtain additional shareholder approvals. Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock.

On December 9, 2020, we entered into a Purchase Agreement (the “Purchase Agreement”) and a Registration Rights Agreement (the “Registration Rights Agreement”) with Lincoln Park Capital Fund, LLC (“Lincoln Park”) under which Lincoln Park agreed to purchase up to $10,250,000 of our shares of common stock, par value $0.01 per share. On December 29, 2020, we filed a Form S-1 Registration Statement registering up to 9,750,000 shares of common stock which have been or may be issued and sold to Lincoln Park under the Purchase Agreement (hereinafter referred to as the “Form S-1”). The Registration Statement was subsequently amended on January 7, 2021 and declared effective by the Commission on January 11, 2021.

Depending on the price per share at which we sell our common stock to Lincoln Park pursuant to the Purchase Agreement, we may need to sell to Lincoln Park under the Purchase Agreement more shares of our common stock than are offered under the Form S-1 in order to receive aggregate gross proceeds equal to the $10,250,000 total commitment available to us under the Purchase Agreement.

 As of the date of this report, there were 40,003,476 shares of common stock outstanding. This includes 2,800,000 shares of common stock already issued to Lincoln Park. While the Board believes that 9,750,000 shares of common stock is providing/will provide the Company with much needed equity financing, when they are combined with shares of common stock reserved for the issuance of common stock under our stock option plans (3,717,000 shares of common stock as of the date of this report) and our current shares outstanding, the remaining authorized shares of common stock is very limited and does not provide the Company with any flexibility for future financial and corporate opportunities that would involve our common stock.

Potential Consequences if Proposal 3 is Not Approved

If this proposal is not approved by our shareholders, our financing alternatives will be limited by the lack of any available unissued and unreserved authorized shares of common stock, and shareholder value may be harmed by this limitation. In addition, our future success depends upon our ability to attract, retain and motivate highly-skilled employees, and if this proposal is not approved by our shareholders, the lack of any available unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities could adversely impact our ability to achieve these goals. In short, if our shareholders do not approve this proposal, we may not be able to access the capital markets, complete corporate collaborations, partnerships or other strategic transactions, attract, retain and motivate employees, and pursue other business opportunities integral to our growth and success.

Rights of Additional Authorized Shares

If and when issued, the additional shares of common stock to be authorized by adoption of the Amendment would have rights and privileges identical to our currently outstanding common stock. Those rights do not include preemptive rights with respect to the future issuance of any additional shares of common.

Potential Adverse Effects of Increase in Authorized Common Stock

Future issuances of common stock or securities convertible into common stock could have a dilutive effect on our earnings per share, book value per share, and the voting power and ownership interest of current shareholders.

Anti-Takeover Effects

The increased proportion of unissued authorized shares, compared to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board or contemplating a tender offer or other transaction for our combination with another company). However, the Amendment is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of our Company, nor is it part of a plan by management to recommend a series of similar amendments to our Board and shareholders.

Timing of Proposed Amendment

If Proposal 3 is approved by shareholders, as soon as practicable after the 2020 Annual Meeting, we will file the Amendment with the office of the Secretary of State of New York to implement the increase in the authorized number of shares of common stock and corresponding change to the number of authorized shares of capital stock. Upon approval and following such filing with the Secretary of State of New York, the Amendment will become effective on the date it is filed.

Required Vote

The approval of the proposal to increase the authorized shares shall be authorized by affirmative vote of the majority of the votes cast at this 2020 Annual Meeting. Because the vote is based on the votes cast at the 2020 Annual Meeting versus the total number of shares outstanding your failure to vote on Proposal 3 will have no effect on the approval. If you sign and return your proxy card but do not specify how you want to vote your shares, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board (which is in favor of Proposal 3). The Board believes that unless we obtain shareholder approval to further amend our Certificate of Incorporation to increase the number of authorized shares of common stock, we will be severely limited by the inability to issue additional shares in connection with future capital raising transactions or strategic transactions. This may cause a delay in our future capital raising or other strategic transactions and may have a material adverse effect on our business and financial condition.

The Board of Directors unanimously recommends a vote “FOR” Approval of an Amendment of Article Four of the Company’s Certificate of Incorporation to Increase the Number of Common Shares which the Company shall have the authority to issue from 50,000,000 to 75,000,000 common shares.

EXECUTIVES

Executive Officer

As of the date of this report and throughout the year ended December 31, 2019, our sole executive officer is Melissa A. Waterhouse. Ms. Waterhouse also serves as a member of our Board of Directors and her biography can be found under “Information about our Board of Directors”.

Additional Senior Management

In addition to Melissa Waterhouse, the following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of additional senior management. Scott Hutton was relieved of his position of Vice President, Sales and Marketing in August 2020.

Name	Age	Position(s) held	Since
Lawrence Ferringo	45	Vice President, Manufacturing and Research	2019

Lawrence Ferringo was appointed to this position in November 2019. Mr. Ferringo joined the Company in 2006 and until his appointment to Vice President he served as our Director of Manufacturing and Research. Mr. Ferringo received his B.S. in Biology from Rowan University.

EXECUTIVE COMPENSATION

The following table sets forth for the years ended December 31, 2020 and December 31, 2019, the compensation paid by the Company to its principal executive officer (“PEO”) and also the “Named Executive Officer”. Ms. Waterhouse was the sole executive officer in both the years ended December 31, 2020 and December 31, 2019. There were no additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers of the Company at year end December 31, 2020.

Name and principal position(1)	Year Ended	Salary ($)	All Other Compensation ($)	Total ($)
Melissa A. Waterhouse	12/31/20	$156,000(2)	$35,081(3)	$191,081
Chief Executive Officer/Principal Financial Officer	12/31/19	$144,000(4)	$25,475(5)	$169,475

1)
There were no amounts paid to the named executive officer related to Bonuses, Option Awards, Stock Awards, Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings; therefore, these columns of the table have been omitted.

2)
Ms. Waterhouse’s annual salary for the year ended December 31, 2020 was $160,000 under her employment contract; however, during the year ended December 31, 2020, 10% of Ms. Waterhouse’s salary was deferred until early June 2020 when the deferral ceased, given the length of time the deferral was in place for Waterhouse (almost 7 years) and the balance owed. As of December 31, 2020, we owed Ms. Waterhouse approximately $106,000 in deferred compensation. This amount is cumulative since the third quarter of the year ended December 31, 2013 when Ms. Waterhouse implemented the deferral program and also considers some payments that were made on the deferred compensation in the years prior to the year ended December 31, 2018. There were no deferral payments made to Ms. Waterhouse during the year ended December 31, 2020.

3)
Consists of $26,371 for health insurance premiums, $8,562 in sales commissions and $148 for premiums paid by the company, for Ms. Waterhouse’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the company.

4)
Ms. Waterhouse’s salary in the year ended December 31, 2019 was $160,000 under her employment contract; however in the year ended December 31, 2019, 10% of Ms. Waterhouse’s salary was deferred through December 31, 2019. As of December 31, 2019, the Company owed Ms. Waterhouse approximately $99,000 in deferred compensation. This amount is cumulative since the third quarter of the year ended December 31, 2013 when Ms. Waterhouse implemented the deferral program and also considers some payments that were made on the deferred compensation in years prior to the year ended December 31, 2018. There were no deferral payments made to Ms. Waterhouse in the year ended December 31, 2019.

5)
Consists of $25,328 for health insurance premiums and $147 for premiums paid, by the company for Ms. Waterhouse’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the company.

Narrative Disclosure Related to Summary Compensation

Melissa A. Waterhouse, Chief Executive Officer (PEO)/Principal Financial Officer

Ms. Waterhouse entered into an employment agreement with the Company on June 19, 2014 providing for an annual salary of $160,000, health and dental benefits and participation in any management bonus program adopted by the Company. Ms. Waterhouse’s employment agreement has severance and change in control provisions. Under the agreement, termination from the Company for any reason other than cause results in severance being paid to Ms. Waterhouse. Such severance equals twelve (12) months of Ms. Waterhouse’s base salary at the time of separation, with continuation of all medical benefits during the twelve-month period at the Company’s expense. Additionally, under the employment agreement, Ms. Waterhouse may resign her position and elect to exercise the severance provision at her option under the following circumstances:

1)
If she is required to relocate by the Company or its Board of Directors more than 50 miles from the Company’s New York corporate facility as a condition of continued employment; or

2)
If there is a substantial change in the responsibilities normally assumed by a Chief Executive Officer or Principal Financial Officer at the direction of the Board of Directors.

In addition, the Company provides Ms. Waterhouse with the same benefits offered to other employees, including long-term disability and life insurance, at the Company’s expense. Ms. Waterhouse’s employment agreement also contains a change in control provision which gives Ms. Waterhouse the option to resign and receive a lump sum severance payment equal to two (2) times her annual base salary at the time of the change in control, which option must be exercised within ten (10) days following the change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the outstanding equity awards of the Named Executive Officer at year-end December 31, 2020:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Melissa A. Waterhouse	25,000	0	$0.26	02/21/23
Chief Executive Officer (PEO)	200,000	0	$0.14	06/25/23
Principal Financial Officer	250,000	0	$0.12	06/29/25
	750,000	0	$0.11	01/29/26

(1)
No Stock Awards were outstanding for the Named Executive Officer in the year ended December 31, 2020, and therefore the Stock Awards portion of the table has been omitted. Furthermore, because there were no Equity Incentive Plan Awards outstanding for the Named Executive Officer, this column was omitted as well.

(2)
Includes options that are exercisable within 60 days of April 27, 2021, or as of June 26, 2021.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company, through its Board of Directors, attempts to review all related party transactions to ensure fairness to the Company and proper disclosure under SEC rules. Additionally, the Board of Directors conducts annual reviews of each director to determine such director’s independence. We also require our executive officers and directors to complete a questionnaire that is intended to identify transactions or potential transactions that require disclosure under SEC rules or create a potential conflict of interest. Furthermore, our Code of Ethics contains provisions related to actual or apparent conflicts of interest between personal and professional relationships. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com as noted under “Code of Ethics”.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of April 27, 2021, there were 40,003,476 common shares outstanding. The following table sets forth, as of April 27, 2021, the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) the Named Executive Officer, (iv) all directors and executive officers of the Company as a group, and (v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

The number and percentage of shares beneficially owned is determined under the rules of the United States Securities and Exchange Commission (“SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after April 27, 2021 through the exercise of any stock option, exchange of exchangeable shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned. Unless otherwise noted, the address of each person is c/o American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Common	Chaim Davis	3,309,047(1)	8.25%
Common	Melissa A. Waterhouse	1,225,000(2)	2.97%
Common	Jean Neff	186,226(3)	*
Common	Peter Jerome	120,610(4)	*
Common	Directors and Executive Officers as a group (5 persons)	4,840,883(5)	11.67%
Common	MP Biomedicals LLC	4,738,601(6)	11.85%
Common	John J. Moroney	2,481,608(7)	6.20%
Common	Stuart Sternberg	1,893,932(8)	4.73%

*
Less than one percent (1%).

(1)
Includes 215,838 shares issued to Chaim Davis in connection with his attendance at meetings of our Board of Directors in the years ended December 31, 2018, December 31, 2019 and December 31, 2020, as well as 2,978,486 shares in the name of Revach Fund, LP. (Chaim Davis is a managing member of Revach Group, LLC which operates as the general partner of the Revach Fund, LP). Also includes 24,723 shares held by Mr. Davis directly prior to his appointment to our Board of Directors and 90,000 shares subject to stock options exercisable within 60 days of April 27, 2021, or June 26, 2021.

(2)
Includes 1,225,000 shares of common stock subject to stock options exercisable within 60 days of April 27, 2021, or June 26, 2021.

(3)
Includes 66,226 shares issued to Jean Neff in connection with her attendance at meetings of our Board of Directors in the year ended December 31, 2019 and meetings of our Board of Directors held in the year ending December 31, 2020, as well as 120,000 shares subject to stock options exercisable within 60 days of April 27, 2021, or June 26, 2021.

(4)
Includes 80,610 shares issued to Peter Jerome in connection with his attendance at meetings of our Board of Directors in the year ended December 31, 2019 and meetings of our Board of Directors held in the year ending December 31, 2020, as well as 40,000 shares subject to stock options exercisable within 60 days of April 27, 2021, or June 26, 2021.

(5)
Includes an aggregate of 1,475,000 shares subject to stock options exercisable within 60 days of April 27, 2021, or June 26, 2021.

(6)
Information based on the last Section 16(a) filing made by MP Biomedicals LLC on December 22, 2015. The last known address for MP Biomedical LLC is 3 Hutton Centre Drive, Suite 100, Santa Ana, CA 92707.

(7)
Information based on last Schedule 13G/A filed by John J. Moroney, a principal of Landmark Pegasus, Inc. on April 27, 2020. The address for Mr. Moroney (indicated on the Schedule 13G/A) is 118 Pegasus Drive, Jupiter, FL 33477.

(8)
Information based on the last Schedule 13G/A filed by Stuart Sternberg on January 14, 2021. The address for Mr. Sternberg (indicated on the Schedule 13G) is 85 Bellevue Avenue, Rye, NY 10580.

Note: Chaim Davis resigned from the Board of Director on February 5, 2021; however, information is being provided regarding his security ownership considering he was a member of the Company’s Board of Directors throughout December 31, 2020.

CORPORATE GOVERNANCE

General Information related to the Board of Directors & Attendance at Meetings

The Board of Directors oversees our business and monitors the performance of our management. The Board of Directors does not involve itself in the day-to-day operations of the Company. Our executive officer and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are typically held on a quarterly basis. Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Our directors also discuss business and other matters with our key executive and our principal external advisors (legal counsel, independent auditors, and other consultants) when necessary. The Board of Directors also regularly communicates with executive management via teleconference.

The Board of Directors held four regular meetings during the year ended December 31, 2020 (not including the Annual Meeting of Shareholders). Each director, with the exception of Chaim Davis; who attended 75% of the meetings, attended 100% of the meetings of the Board of Directors in the year ended December 31, 2020.

Directors are expected to prepare themselves for and attend all meetings of the Board of Directors, Annual Meetings of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting.

Board Leadership Structure and Role in Risk Oversight

Board Leadership Structure

Over the last several years, the Company has had different individuals holding the positions of Chairman of the Board and Chief Executive Officer. The Board of Directors believes this structure is appropriate for the Company because it provides the Board of Directors with capable leadership and allows the Chief Executive Officer to focus on the day-to-day business of running the Company while the Chairman leads the Board of Directors. The independent directors meet in executive sessions in connection with regular meetings of the Board of Directors. Melissa Waterhouse serves as our Chief Executive Officer, and until his resignation on February 5, 2021, Chaim Davis served as our Chairman of the Board.

Role in Risk Oversight

The role of our Board of Directors in our Company’s risk oversight process includes receiving regular reports from management on areas of material risk to our Company, including operational, financial, legal and regulatory, and strategic risks. The full Board of Directors (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from either the Chief Executive Officer or from the member of management responsible for the function from which the risk arises so that it can understand and assess the Company’s ongoing risk identification, risk management and risk mitigation strategies. When a committee receives a report regarding a previously unidentified risk, the chairman of the relevant committee reports on the discussion to the full Board of Directors. This enables the Board of Directors and its committees to coordinate the risk oversight role and consult with management about implementation of appropriate risk management and mitigation measures. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a committee of the Board) of significant transactions and other material decisions, and regular periodic reports from the Company’s independent registered public accounting firm and other outside consultants regarding various areas of potential risk, including, among others, those relating to our internal controls and financial reporting.

Independent Directors

Until December 3, 2020, our common shares traded on the OTC Markets, Inc., under their OTC Pink Open Marketplace with the “current information” designation. On December 3, 2020, our common shares began trading on the “middle tier” of the OTC Markets; the OTCQB Venture Market. To be eligible for OTCQB, companies must be current in their financial reporting, undergo an annual verification and management certification process, and have a bid price of at least $0.01.

Companies that trade on the OTCQB Venture Market must have a Board of Directors that includes at least two independent directors and must have an audit committee that consists of a majority of independent members. From a corporate governance standpoint, we strive to comply with NASDAQ’s listing standards to determine the independence of our directors.

Under the rules of the national securities exchanges (like NASDAQ), a majority of a listed company’s board of directors must be comprised of independent directors, and each member of a listed company’s audit, compensation, and nominating and corporate governance committees must be independent as well. Subject to some exceptions, these standards generally provide that a director will not be independent if (a) the director is, or in the past three years has been, an employee of ours; (b) a member of the director’s immediate family is, or in the past three years has been, an executive officer of ours; (c) the director or a member of the director’s immediate family has received more than $120,000 per year in direct compensation from us other than for service as a director (or for a family member, as a non-executive employee); (d) the director or a member of the director’s immediate family is, or in the past three years has been, employed in a professional capacity by our independent public accountants, or has worked for such firm in any capacity on our audit; (e) the director or a member of the director’s immediate family is, or in the past three years has been, employed as an executive officer of a company where one of our executive officers serves on the compensation committee; or (f) the director or a member of the director’s immediate family is an executive officer of a company that makes payments to, or receives payments from, us in an amount which, in any twelve-month period during the past three years, exceeds the greater of $1,000,000 or two percent of that other company’s consolidated gross revenues.

The Board of Directors has determined that Jean Neff, Peter Jerome (and Chaim Davis up until his resignation on February 5, 2021) are/were independent directors under NASDAQ’s listing standards. As of the date of this report, the majority of the Board of Directors is independent as there are currently three members on the Board of Directors. In accordance with NASDAQ’s listing standards, independent directors meet in executive session when required in conjunction with regularly scheduled meetings of the Board of Directors, outside of the presence of non-independent directors.

Code Of Ethics

The Company has adopted a Code of Ethics that applies to all employees, including but not limited to the principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The Board of Directors will review the Code of Ethics on a regular basis and propose or adopt additions or amendments to the Code of Ethics as appropriate. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy of the Code of Ethics may also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attention: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

Committees of the Board of Directors

The Board of Directors of the Company has established the following committees:

Nominating Committee

Throughout the year ended December 31, 2020, the Nominating Committee consisted of two members, Jean Neff and Chaim Davis. Given the small composition of the Nominating Committee, there was/is no chairperson. Chaim Davis subsequently resigned from the Board of Directors on February 5, 2021. As of the date of this report, the Nominating Committee still consists of two (2) members, Jean Neff and Peter Jerome.

The Nominating Committee is governed by a charter it has adopted. A copy of the Nominating Committee charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Nominating Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. In carrying out these functions, our Nominating Committee considers a candidate’s mix of skills, experience, character, commitment and diversity of background, all in the context of the requirements of the Board of Directors at that point in time. Each candidate should be prepared to participate fully in activities of the Board of Directors, including attendance at, and active participation in, meetings of the Board of Directors, and not have other personal or professional commitments that would, in the Nominating Committee’s judgment, interfere with or limit such candidate’s ability to do so.

Additionally, in determining whether to recommend a director for re-election, our Nominating Committee considers the director’s record of attendance at Board of Directors and Committee meetings and participation in and contributions to the activities of the Board of Directors. Our Nominating Committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board of Directors. Our Nominating Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “Audit Committee Financial Expert” as defined by SEC rules, and for a majority of the members of the Board to meet the definition of “independent director” within the meaning of applicable NASDAQ listing standards, even though such criteria may not be required by the OTCQB Venture Market. Our Nominating Committee met one time in the year ended December 31, 2020. All members of the Nominating Committee attended this meeting.

Audit Committee

The OTCQB Venture Market requires its listed companies to have an audit committee that consists of a majority of independent members. Throughout the year ended December 31, 2020, the Audit Committee consisted of three (3) members, Peter Jerome, Jean Neff and Chaim Davis; all of which the Board has determined are independent directors (as independence is defined in NASDAQ Rule 5605(a)(2) of the NASDAQ listing standards, as applicable). On February 5, 2021, Chaim Davis resigned from the Board of Directors and the Audit Committee currently consists of two members; Peter Jerome and Jean Neff. Peter Jerome serves as the Chairman of the Audit Committee.

The Board of Directors has adopted an Audit Committee charter. A copy of the Audit Committee Charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Audit Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company’s independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee formally met four times and informally met several times in the year ended December 31, 2020. The Audit Committee charter requires four (4) Audit Committee meetings per year. In the year ended December 31, 2020, Chaim Davis attended 75% of the formal meetings and Peter Jerome and Jean Neff attended 100% of the formal meetings.

Audit Committee Financial Expert

At least one member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The individual must have an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues comparable to those issues raised by the Company’s financial statements, an understanding of internal control over financial reporting, and an understanding of audit committee functions. Such attributes would be acquired through education and experience as a principal accounting or financial officer, controller, public accountant or auditor or experience actively supervising such positions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements. Peter Jerome meets the requirements of a financial expert. Peter Jerome serves as the Chairman of the Audit Committee as of the date of this report.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Company’s Board of Directors. Management has the primary responsibility for the Company’s financial statements and the reporting process. The Company’s independent registered public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles upon completion of their audit.

In this context, the Audit Committee reviewed and discussed with management and the independent public accountants the Company’s audited financial statements for the year ended December 31, 2020 (the “Audited Financial Statements”). The Audit Committee has discussed with the independent registered public accountants the matters required to be discussed by statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant’s communications with the audit committee concerning independence, and has discussed with the independent registered public accountant the independent registered public accountant’s independence.

Based on reviews and discussions with the independent registered public accountants, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, for filing with the SEC.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent public accountants on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

The Audit Committee

Peter Jerome, Chairman
Jean Neff
Chaim Davis*

*Chaim Davis served on the Audit Committee until his resignation from the Board of Directors on February 5, 2021.

Compensation and Option Committees

The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, and reviews and advises management regarding benefits and other terms and conditions of compensation of management. The Compensation Committee is also responsible for reviewing the outcome of the shareholder advisory vote on executive compensation. The Company’s Option Committee is a sub-committee of the Compensation Committee and administers the Company's stock option plans. The Compensation Committee does not have a charter. The Compensation Committee formally met one time in the year ended December 31, 2020. All members attended the formal meeting.

 Throughout the year ended December 31, 2020, the Compensation Committee consisted of two members, Jean Neff and Chaim Davis. Upon the resignation of Chaim Davis on February 5, 2021 and as of the date of this report, the Compensation Committee still consists of two members (Jean Neff and Peter Jerome), both of which the Board has determined are independent directors (as independence is defined in NASDAQ Rule 5605(a)(2) of the NASDAQ listing standards, as applicable). Jean Neff serves as the Chairperson of the Compensation Committee.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee during the year ended December 31, 2020 served as an officer or employee of the Company or had any relationship requiring disclosure by the Company.

COMPENSATION COMMITTEE REPORT

The compensation of the Company’s sole executive officer; its chief financial officer/principal financial officer, is recommended for determination to the Board of Directors by the Compensation Committee. In addition to recommending the executive salaries and bonus arrangements, the Compensation Committee recommends policies and guidelines for the determination of other benefits by the Board of Directors.

General. Compensation of the Company’s executive officers is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executive officers that appropriately rewards the individual executive officer’s contribution to corporate performance. Compensation is determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. In establishing base salaries, the Committee also assesses subjective qualitative factors to discern a particular executive officer’s relative value to the corporate enterprise. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executive officers in doing so. The Committee focuses on two primary components of the Company’s executive officer compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and bonus program based upon profitability of the Company.

Cash Compensation. Executive officers’ base salaries are determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. In accordance with these criteria, the salary of the Chief Executive Officer/Principal Financial Officer was established in her employment agreement. The employment agreement of the Chief Executive Officer/Principal Financial Officer was filed as an exhibit to the Current Report on Form 8-K filed with the SEC on June 24, 2014.

             Bonus Programs. The Company does not currently have any bonus programs in place. In the past, the Company has implemented bonus programs in which executive officers, senior management and certain mid-level managers were eligible to participate. There have not been bonuses paid to anyone in the Company under any bonus plans, including the named executive officer for more than 10 years. The Company continues to evaluate additional bonus programs to compensate its executive officers, senior management and mid-level managers. Any future bonus programs are expected to be based upon the Company’s sales and profitability and/or the market value of the Company’s securities. The Company may also adopt other ad hoc bonus programs as appropriate to provide incentives for particular officers or management employees to meet specific goals.

Stock Options. The Company does utilize stock options as a form of long-term incentive compensation. The Company has no plans to widely issue stock options but, will reserve the issuance of stock options for special circumstances.

In reviewing and approving the Chief Executive Officer’s compensation for the year ended December 31, 2020, the Board did not retain a compensation consultant. The Board of Directors considered the same criteria detailed herein with respect to executive officers in general and determined Melissa A. Waterhouse’s compensation.

THE COMPENSATION COMMITTEE

Jean Neff, Chair
Chaim Davis*

* Chaim Davis served on the Audit Committee until his resignation from the Board of Directors on February 5, 2021.

Communications with Directors and Committees

Shareholders may communicate with members of the Company’s Board of Directors and its Committees by writing to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attn: Corporate Secretary. The Corporate Secretary will disseminate the communication(s) to the appropriate individual(s).

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company as of the date of this report, all executive officers and directors complied with all Section 16(a) requirements during the year ended December 31, 2019. We are unable to confirm that all ten percent (10%) beneficial holders complied with all Section 16(a) requirements during the year ended December 31, 2020.

OTHER MATTERS

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Melissa A. Waterhouse
Chief Executive Officer
Principal Financial Officer
May 4, 2021

PROXY

  ANNUAL MEETING OF SHAREHOLDERS

For the Year Ended December 31, 2020

AMERICAN BIO MEDICA CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE CORPORATION

The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated May 30, 2021 of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Melissa A. Waterhouse and Jean Neff, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 27, 2021, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Thursday, June 24, 2021 at the Company’s corporate offices located at 122 Smith Road, Kinderhook, New York 12106, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1.
The election of the nominee listed in the Proxy Statement for the Annual Meeting, as a director to serve the term indicated in the Proxy Statement commencing with the ensuing year and until their successor(s) shall be elected and duly qualified.

If you wish your vote to be cast for the nominees listed below, place an “X” in this box    ☐

If you wish to withhold your vote for the nominees listed below, place an “X” in this box    ☐

If you do not wish to vote for all of the nominees, line out the name(s) of the person(s) for whom you do not wish to vote.

DIRECTOR:

Peter Jerome

Melissa Waterhouse

2.
To ratify the selection by the Company’s Audit Committee of UHY, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

  ☐    FOR     AGAINST    ☐    ABSTAIN    ☐

3.
To approve an amendment of Article Four of the Company’s Certificate of Incorporation to increase the number of common shares which the Company shall have the authority to issue from 50,000,000 to 75,000,000 common shares.

  ☐FOR     AGAINST    ☐     ABSTAIN    ☐

THIS PROXY CONFERS AUTHORITY TO VOTE FOR EACH OF THE NOMINEES LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAME OF THE PERSON IS LINED OUT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Date:	_________________________________________

Name:	_________________________________________
Beneficial Shareholder (Please Print)

Address:	_________________________________________
_________________________________________
_________________________________________

Signature(s):	_________________________________________
_________________________________________
(All Shareholders must sign)

NUMBER OF SHAREHOLDERS VOTING _________________________

DATE:  _________________________________________

IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

_________________________________________

_________________________________________

_________________________________________

(This must be completed if applicable)

Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.